Discontinued Operations and Assets Held for Sale	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Discontinued Operations and Assets Held for Sale	Discontinued Operations and Assets Held for SaleDiscontinued Operations and Assets Held for Sale
On July 26, 2024, the Parent and Everi entered into the Transaction Agreements whereby IGT Gaming and Everi will be simultaneously acquired in the Proposed Transaction. Under the terms of the Transaction Agreements, the Parent will receive approximately $4.05 billion in cash, subject to customary transaction adjustments in accordance with the Transaction Agreements, for IGT Gaming. Following the closing of the Proposed Transaction, the Combined Company will be privately owned and the Parent’s shareholders will have no further equity ownership of IGT Gaming, except for De Agostini’s investment referenced under “Item 4.  Information on the Company.” The Proposed Transaction, which is expected to be completed by the end of the third quarter of 2025, is subject to the satisfaction of customary closing conditions, including, among others: (i) final approval by Everi’s stockholders, which was received on November 14, 2024; (ii) clearance of U.S. anti-trust review, with the waiting period having expired on November 20, 2024; and (iii) receipt of regulatory approvals from gaming regulators in the jurisdictions where the Combined Company will operate.

The criteria for reporting the IGT Gaming disposal group as held for sale were met upon entering into the Transaction Agreements. The Proposed Transaction represents a strategic shift that will have a major effect on the Company’s operations and financial results and accordingly, IGT Gaming is presented in the accompanying consolidated financial statements as a discontinued operation for all periods presented.

The following represents the major classes of the IGT Gaming assets and liabilities held for sale:

	December 31,	December 31,
($ in millions)	2024	2023
Assets:
Cash and cash equivalents	63	64
Trade and other receivables, net	321	282
Inventories, net	153	207
Other current assets	254	263
Systems, equipment and other assets related to contracts, net and Property, plant and equipment, net	408	350
Goodwill	1,814	1,829
Intangible assets, net	1,432	1,468
Other non-current assets	321	295
Assets held for sale	4,765	4,758
Liabilities:
Accounts payable	139	153
Other current liabilities	408	318
Deferred income taxes	153	165
Other non-current liabilities	442	606
Liabilities held for sale	1,142	1,243
Shown below is the summarized statement of operations and selected cash flows for the IGT Gaming discontinued operations:

	For the year ended December 31,
($ in millions)	2024	2023	2022
Total revenue	1,810	1,781	1,629
Total cost of revenue	788	884	825
Selling, general and administrative	377	419	410
Interest expense, net (1)	77	78	73
Other expense, net	257	259	503
Income (loss) from discontinued operations before provision for income taxes	311	141	(184)
Provision for (benefit from) income taxes	73	98	(38)
Income (loss) from discontinued operations, net of tax	238	43	(146)
Less: Net income attributable to non-controlling interests from discontinued operations	6	2	—
Income (loss) from discontinued operations attributable to IGT PLC	231	41	(145)
(1) Includes interest expense allocated to discontinued operations for contractual and planned repayments related to $2 billion of debt that is required to be repaid as a result of the Proposed Transaction, within six months of the closing date, in accordance with our Revolving Credit Facilities’ and Term Loan Facilities’ agreements.

Continuing Involvement

The Company expects to have continuing involvement with the IGT Gaming business via a transition services agreement (“TSA”). As part of the TSA, the Company expects to provide various services such as information technology (i.e. data center hosting), human resources (i.e. payroll and benefits), and other back-office services for which the Company will receive compensation. These services generally expire after no more than two years after the Proposed Transaction closes.

In addition, the Company and IGT Gaming will license or sublicense certain software, brands, and intellectual property to one another, which are subject to expiration based on the underlying contractual or statutory terms.

With respect to the Company’s 60.0% ownership in Rhode Island VLT Company LLC (“RI VLT”), we expect to retain our ownership interest, but will enter into a management contract with IGT Gaming transferring the economic benefits to IGT Gaming following the closing of the Proposed Transaction.

	For the year ended December 31,
Selected Cash Flows from Discontinued Operations ($ millions)	2024	2023	2022
Depreciation and amortization	178	307	266

Cash paid during the period for:
Interest	82	85	70
Income taxes	98	56	52

Capital expenditures	222	252	155
Divestitures

There were no divestitures that closed during the year ended December 31, 2024.

On September 14, 2022, the Company completed the sale of 100% of the share capital of Lis Holding S.p.A., a wholly owned subsidiary of IGT Lottery S.p.A. that conducted the Company’s Italian commercial services business, to PostePay S.p.A. – Patrimonio Destinato IMEL, for a purchase price of €700 million. The consideration received, net of €198 million cash and restricted cash transferred and €23 million of selling costs, was €479 million and resulted in a pre-tax gain on sale of $278 million, ($276 million net of tax) which is classified within Other non-operating (income) expense, net.

The funds received at closing were used to pay transaction expenses and fund the partial tenders of the 3.500% Senior Secured Euro Notes due July 2024 (which were subsequently redeemed in full on October 27, 2023) and 6.500% Senior Secured U.S. Dollar Notes due February 2025. Refer to Note 15 - Debt for further information.
The Company has continuing involvement with the business sold via a TSA. As part of the TSA, the Company provides various telecommunications, information technology, and back-office services for which the Company receives compensation. These services generally expire after no more than four (4) years.